Table of Contents
      USAA Family of Funds                                     1
      Message from the President                               2
      Investment Review:
         USAA New York Bond Fund                               4
         USAA New York Money Market Fund                      10
      Financial Information:
         Independent Auditors' Report                         14
         Portfolios of Investments:
            Categories & Definitions                          15
            USAA New York Bond Fund                           16
            USAA New York Money Market Fund                   19
         Notes to Portfolios of Investments                   23
         Statements of Assets and Liabilities                 24
         Statements of Operations                             25
         Statements of Changes in Net Assets                  26
         Notes to Financial Statements                        27






Important Information

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

            USAA Investment Management Company
            Attn: Report Mail
            9800 Fredericksburg Road
            San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA New York Funds, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1999, USAA. All rights reserved.







USAA Family of Funds Summary

         Fund                                             Minimum
       Type/Name                     Volatility          Investment*
       ---------                     ----------          ----------

 CAPITAL APPRECIATION
===============================================================================
 Aggressive Growth                 Very high               $3,000
 Emerging Markets(1)               Very high               $3,000
 First Start Growth                Moderate to high        $3,000
 Gold(1)                           Very high               $3,000
 Growth                            Moderate to high        $3,000
 Growth & Income                   Moderate                $3,000
 International(1)                  Moderate to high        $3,000
 S&P 500 (Registered Trademark)
  Index(2)                         Moderate                $3,000
 Science & Technology(5)           Very high               $3,000
 World Growth(1)                   Moderate to high        $3,000

 ASSET ALLOCATION
===============================================================================
 Balanced Strategy(1)              Moderate                $3,000
 Cornerstone Strategy(1)           Moderate                $3,000
 Growth and Tax
  Strategy(3)                      Moderate                $3,000
 Growth Strategy(1)                Moderate to high        $3,000
 Income Strategy                   Low to moderate         $3,000

 INCOME - TAXABLE
===============================================================================
 GNMA                              Low to moderate         $3,000
 Income                            Moderate                $3,000
 Income Stock                      Moderate                $3,000
 Short-Term Bond                   Low                     $3,000

 INCOME - TAX EXEMPT
===============================================================================
 Long-Term(3)                      Moderate                $3,000
 Intermediate-Term(3)              Low to moderate         $3,000
 Short-Term(3)                     Low                     $3,000
 State Bond Income(3)**            Moderate                $3,000

 MONEY MARKET
===============================================================================
 Money Market(4)                   Very low                $3,000
 Tax Exempt
  Money Market(3),(4)              Very low                $3,000
 Treasury Money
  Market Trust(4)                  Very low                $3,000
 State Money Market(3),(4)**       Very low                $3,000

(1) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

(2) S&P 500 (Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The Product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Product.

(3) Some income may be subject to state or local taxes or the federal alternative minimum tax.

(4) An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

(5) This Fund may be more volatile than a fund that diversifies across many industries.

 * The InveStart (Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account. InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.

** California, Florida, New York, Texas, and Virginia funds available to residents only.

Non-deposit investment products are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, are subject to investment risks, and may lose value.

For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and operating expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.






Message from the President


[PHOTOGRAPH OF PRESIDENT AND VICE CHAIRMAN OF THE BOARD, MICHAEL J.C. ROTH, CFA,
 APPEARS HERE]


I have always enjoyed the investment business because it is a great challenge and it is endlessly fascinating. For me, one of the toughest things to learn was that it was okay when people in this business strongly disagree with you. In fact, the market would not work as well as it does without these differences in opinion. I believe the key is to decide on the principles you choose to follow and stick with them.

The roaring stock market of the past few years is a case in point. If you have not invested in growth stocks, such as technology or internet, your total return is probably lagging the market by a bunch. I've recently seen articles that detail the relatively poor performance of value investing in stocks and of an investment strategy of asset allocation. Yet, I believe in the long-term soundness of both of these strategies. Value investing means using measures, such as price/earnings or price/cash flow ratios, to identify companies which are good businesses but whose stock is undervalued. Asset allocation means combining investments in different classes, such as large cap stocks and tax-exempt bonds, into one portfolio. In spite of the roaring stock market in growth stocks, I continue to practice asset allocation.

My views were forged in the first ten years of my investment career, 1972 to 1982.

Those years taught me these things:


- It is important to be in stocks.
- It is especially important to be in stocks when they surge.
- Stocks can plummet mindlessly.
- When stocks plummet you will need great courage to stay the course.
- A portion of my portfolio in fixed income will help my courage at those times.

And most importantly:
- Major market turns will be a surprise to almost everyone.

Therefore, I carry 30% to 40% of my portfolio in the USAA Tax-Exempt Long-Term Fund. My return might have been higher in the past few years had I invested 100% in stocks. But, I am very comfortable with my allocation. It was especially comforting last summer when the stock market sank. And today, I am very happy that I held my allocation in stocks.


Sincerely,


Michael J.C. Roth, CFA
President and
Vice Chairman of the Board



Past performance is no guarantee of future results.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and operating expenses, please call for a prospectus. Read it carefully before investing.

Some income may be subject to state or local taxes or the federal alternative minimum tax.







Investment Review

USAA NEW YORK BOND FUND
OBJECTIVE: Provide New York investors with a high level of current interest income that is exempt from federal income taxes and New York state and New York City personal income taxes.

TYPES OF INVESTMENTS: Invests primarily in long-term, investment grade New York tax-exempt securities.



------------------------------------------------------------------------------------------
                                                              3/31/98            3/31/99
==========================================================================================
 Net Assets                                                $70.6 Million     $88.5 Million
 Net Asset Value Per Share                                     $11.62            $11.66
 Tax-Exempt Dividends Per Share Last Twelve Months              $.630             $.614
 Capital Gains Distributions Per Share Last Twelve Months          -                -
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
30-DAY SEC YIELD* AS OF 3/31/99
==========================================================================================
30-Day SEC Yield                                                                   4.36%
------------------------------------------------------------------------------------------
* Calculated as prescribed by the Securities and Exchange Commission.


                   AVERAGE ANNUAL COMPOUNDED RETURNS WITH
             REINVESTMENT OF DIVIDENDS-PERIODS ENDING MARCH 31, 1999
--------------------------------------------------------------------------------
                   TOTAL                  DIVIDEND                    PRICE
                  RETURN      EQUALS       RETURN        PLUS         CHANGE
================================================================================
Since 10/15/90     8.25%        =           6.01%          +           2.24%
--------------------------------------------------------------------------------
5 years            7.36%        =           5.87%          +           1.49%
--------------------------------------------------------------------------------
1 year             5.73%        =           5.39%          +           0.34%
--------------------------------------------------------------------------------





           Annual Total Returns and Compounded Dividend Returns for the
                      9-Year Period Ended March 31, 1999

A chart in the form of a bar graph appears here, illustrating the Annual Total Returns and Compounded Dividend Returns of the USAA New York Bond Fund for the 9-year period ended March 31, 1999.

Total Return for Years Ended:
----------------------------
03/31/91        8.22%
03/31/92       11.00%
03/31/93       13.74%
03/31/94        0.68%
03/31/95        5.42%
03/31/96        7.67%
03/31/97        5.89%
03/31/98       12.24%
03/31/99        5.73%

**Compounded Dividend Yield for Years Ended:
-------------------------------------------
03/31/91        3.22%
03/31/92        6.81%
03/31/93        6.45%
03/31/94        4.99%
03/31/95        5.97%
03/31/96        6.00%
03/31/97        5.98%
03/31/98        6.02%
03/31/99        5.39%

Change in Share Price:
---------------------
03/31/91        5.00%
03/31/92        4.19%
03/31/93        7.29%
03/31/94       -4.31%
03/31/95       -0.55%
03/31/96        1.67%
03/31/97       -0.09%
03/31/98        6.22%
03/31/99        0.34%

** Compounded Dividend yield calculation includes only income distributions.

Total return equals income return plus share price chnage and assumes reinvestment of all dividends and capital gain distributions. Dividend return is the dividends received over the period assuming reinvestment of all dividends. Share price change is the change in net asset value over the period adjusted for capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.




                     Comparison - 12 Month Dividend Yield

A chart in the form of a bar graph appears here illustrating the comparison of the 12 Month Dividend Yield of the USAA New York Bond Fund to the 12 Month Dividend Yield of the Lipper New York Municipal Debt Funds Average from 3/31/92 to 3/31/99.

            USAA New York               Lipper New York Municipal
           Bond Fund Yield               Debt Funds Average Yield
           ---------------               ------------------------
3/31/92        6.28%                               6.41%
3/31/93        5.61%                               5.69%
3/31/94        5.62%                               5.60%
3/31/95        5.74%                               5.36%
3/31/96        5.79%                               5.10%
3/31/97        5.84%                               4.98%
3/31/98        5.42%                               4.70%
3/31/99        5.27%                               4.48%

12-month dividend yield is computed by dividing income dividends paid during the previous 12 months by the latest month-end net asset value adjusted for capital gain distributions. The graph represents data for periods ending 3/31/92 to 3/31/99.




                    Cumulative Performance Comparison

A chart in the form of a line graph appears here, comparing the cumulative performance of a $10,000 Investment for the USAA New York Bond Fund, Lehman Brothers Municipal Bond Index and the Lipper New York Municipal Debt Funds Average. The data is from 10/15/90 through 3/31/99. The data points from the graph are as follows:

 USAA  New York Bond Fund
 Year                  Amount
 ----                  ------
10/15/90              $10,000
03/31/91              $10,822
09/30/91              $11,605
03/31/92              $12,012
09/30/92              $12,860
03/31/93              $13,663
09/30/93              $14,583
03/31/94              $13,755
09/30/94              $13,821
03/31/95              $14,501
09/30/95              $15,163
03/31/96              $15,613
09/30/96              $16,124
03/31/97              $16,532
09/30/97              $17,688
03/31/98              $18,555
09/30/98              $19,477
03/31/99              $19,618


Lehman Brothers Municipal Bond Index
 Year                  Amount
 ----                  ------
10/15/90              $10,000
03/31/91              $10,574
09/30/91              $11,220
03/31/92              $11,632
09/30/92              $12,395
03/31/93              $13,089
09/30/93              $13,974
03/31/94              $13,392
09/30/94              $13,633
03/31/95              $14,387
09/30/95              $15,159
03/31/96              $15,593
09/30/96              $16,073
03/31/97              $16,444
09/30/97              $17,526
03/31/98              $18,208
09/30/98              $19,053
03/31/99              $19,338


Lipper New York Municipal Debt Funds Average
 Year                  Amount
 ----                  ------
10/15/90              $10,000
03/31/91              $10,560
09/30/91              $11,327
03/31/92              $11,701
09/30/92              $12,557
03/31/93              $13,352
09/30/93              $14,282
03/31/94              $13,602
09/30/94              $13,672
03/31/95              $14,278
09/30/95              $14,883
03/31/96              $15,267
09/30/96              $15,714
03/31/97              $16,004
09/30/97              $17,045
03/31/98              $17,680
09/30/98              $18,474
03/31/99              $18,592

Data since inception on 10/15/90 through 3/31/99

The broad-based Lehman Brothers Municipal Bond Index is an unmanaged index that tracks total return performance for the long-term investment grade tax-exempt bond market. The Lipper New York Municipal Debt Funds Average is the average performance level of all New York Municipal Debt Funds, as computed by Lipper Analytical Services, Inc., an independent organization that monitors the performance of mutual funds. All tax-exempt bond funds will find it difficult to outperform the Lehman Index, since funds have expenses.







Message from the Manager


[PHOTOGRAPH OF PORTFOLIO MANAGER: KENNETH E. WILLMANN, CFA, APPEARS HERE]


INTEREST RATE MARKETS

Interest rates on March 31, 1999, were a bit lower than a year earlier. But that simple statement doesn't begin to describe the goings-on of the last twelve months. The graph below shows what happened.



                Municipal and U.s. Treasury Bond Yields

A chart in the form of a line graph appears here illustrating the yields of the 30-year U.S. Treasury Bond and the Bond Buyer 40-Bond Index (BBI40) from 3/31/98 to 3/31/99.

                 30-year            Bond Buyer
                   U.S.              40-Bond
                 Treasury          Index (BBI40)
                 --------          -------------
03/31/98          5.93%                5.27%
04/15/98          5.88%                5.29%
04/30/98          5.95%                5.39%
05/15/98          5.97%                5.28%
05/29/98          5.80%                5.22%
06/15/98          5.57%                5.16%
06/30/98          5.63%                5.22%
07/15/98          5.71%                5.25%
07/31/98          5.71%                5.26%
08/14/98          5.54%                5.20%
08/31/98          5.27%                5.11%
09/15/98          5.26%                5.14%
09/30/98          4.98%                5.04%
10/15/98          4.97%                5.09%
10/30/98          5.16%                5.13%
11/16/98          5.29%                5.15%
11/30/98          5.06%                5.10%
12/15/98          5.03%                5.11%
12/31/98          5.10%                5.16%
01/15/99          5.11%                5.17%
01/29/99          5.09%                5.09%
02/15/99          5.43%                5.15%
02/26/99          5.58%                5.17%
03/15/99          5.52%                5.20%
03/31/99          5.63%                5.23%

Please note that the top line is the yield of the active 30-year U.S. Treasury Bond, or the Long Bond, as it is known. This is generally considered the benchmark for long-term interest rates in the U.S. The bottom line in the graph represents the yield of the Bond Buyer 40-Bond Index (BBI40), which is the industry standard for the yield of long-term, investment-grade municipal bonds.

Note: Past performance is no guarantee of future results. The results of the comparison reflect current conditions as regards to tax laws, inflationary trends, and general corporate policies and practices. Investors are encouraged to closely monitor changes in any factor which may affect their investments.

In early summer of 1998, against a backdrop of economic depression in most of Asia, Russia collapsed economically. Latin America, particularly Brazil, began to show signs of weakness. Investors worldwide became fearful of spreading economic collapse and purchased U.S. Treasury Bonds as the ultimate in safety and liquidity. This forced prices up and yields down. The U.S. stock market was also effected and on August 31, 1998, the Dow-Jones Industrial Average(1) fell over 500 points. At the end of September, Russia had defaulted on its debt, which led to the failure of several hedge funds. These are private investment funds that invest in exotic securities with high degrees of leverage. This led to worries about the health of U.S. bank and brokerage houses. On October 5, 1998, the Long Bond reached a yield of 4.72%, a level not seen in decades.

Much of the world's economy began to stabilize in the autumn and winter. While recovery is very hard to find, it appears that the weakest economies are no longer in free fall. Stock markets around the world began to recover. The worldwide panic was over.

The U.S. economy and most of Western Europe never faltered. In fact, the continued robustness of the U.S. economy is beginning to worry many people. Will it cause a resurgence in inflation? Will it end in sudden collapse since much of the strength is being financed by extremely high and growing consumer debt? This caution is very apparent because interest rates have risen in the last six months. This is just what you would expect given these worries.


(1) The Dow Jones Industrial Average (DJIA) is a price-weighted average of 30 actively traded blue chip stocks. It is prepared and published by Dow Jones & Co.


THE MUNICIPAL BOND OPPORTUNITY

One of the most noticeable things in the graph above is the relative sedateness of the BBI40. Municipal yields usually are less volatile than those of U.S. Treasuries (which are among the most volatile bonds in the world). This difference in volatility was extreme in the twelve months ended March 31, 1999. For most of the period, from late September through January, the yield on the BBI40 was higher than that of the Long Bond. This is very unusual since the interest on most municipal bonds is exempt from federal income taxes, and the interest on Treasury bonds is not. Although a more normal relationship has since reestablished itself, tax-exempt municipal bonds are still very attractive compared to U.S. Treasuries on an after-tax basis. And, municipal bonds did not take you on the wild ride in price that Treasury bonds did. Tax-exempt municipal bonds have once again proven their historical attractiveness -- solid after-tax returns with relatively little riskiness.

NEW YORK ECONOMY

The State of New York derives strength from a diverse and substantial economic base. At approximately 120% of the U.S. norm, the State's per capita income indicates a high degree of wealth. Economic growth continues to lag the nation as a whole, but this gap narrowed in 1998. An important factor driving the State's economic gains has been a profitable Wall Street. Economic performance in upstate New York has generally trailed the downstate region. As of February 1999, the State's unemployment rate was 5.3%, displaying an improvement since the 6.0% mark a year earlier. Nevertheless, New York's unemployment rate remains well above the 4.4% national level.

With a substantial operating surplus projected for the fiscal year ending March 31, 1999, financial performance for the State is sound. Although the State failed to enact a timely budget for the fiscal year beginning April 1, 1999, this will have no impact on debt service payments. Traditionally, the State appropriates funds as necessary to honor debt service requirements regardless of discord over the operating budget. In fact, a debt service appropriations bill was passed by the State Legislature. The governor's proposed budget, which is now under consideration by the Legislature, contains modest expenditure growth. However, the Legislature will surely propose spending adjustments. Also, the Governor's financial plan limits future borrowing. The implementation of this recommendation would be a positive credit event.

NEW YORK BOND FUND PERFORMANCE

While past performance is no guarantee of future results, from March 31, 1998, to March 31, 1999, your Fund paid an annualized dividend distribution yield(2)of 5.27% versus the Lipper New York Municipal Debt Funds Average(3)of 4.48% for the 99 funds in the category. During the twelve-month period, the share price rose $.04 to $11.66. For the fiscal year, the Fund provided a total return(4) of 5.73%, well above the Lipper average total return of 5.17%.

Your Fund received an Overall Star Rating of 5 stars in the municipal bond fund category from Morningstar Rating(TradeMark)for the period ended March 31, 1999.(5)


(2) 12-month dividend yield is computed by dividing income dividends paid during the previous 12 months by the latest month-end net asset value adjusted for capital gains distribution.
(3)  Refer to page 5 for the Lipper Average definition.
(4) Total return equals income return plus share price change and assumes reinvestment of all dividends and capital gain distributions.
(5)  Past performance is no guarantee of future results.
Morningstar proprietary ratings reflect historical risk-adjusted performance as of March 31, 1999. The ratings are subject to change every month. Morningstar ratings are calculated from the fund's 3-, 5-, and 10-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. Overall rating is a weighted average of a fund's 3-, 5-, and 10-year ratings, as applicable. The USAA New York Bond Fund received 5 stars for the 3-, and 5-year periods, respectively. The top 10% of the funds in a broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The fund was rated among 1,578, and 1,131 funds in the municipal bond fund category for the 3-, and 5-year periods, respectively.


The table below compares the yield of the USAA New York Bond Fund with a taxable equivalent investment.

To  match  the USAA New  York  Bond  Fund's  closing 30-Day  SEC yield of  4.36%
and:

--------------------------------------------------------------------------------
  Assuming a New York State Tax Rate of 6.85%
   and a Marginal Federal Tax Rate of            28%      31%      36%    39.6%
--------------------------------------------------------------------------------
  A fully taxable investment must pay:         6.50%    6.78%    7.31%    7.75%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
  Assuming a New York State and City Tax Rate of 10.68%
   and a Marginal Federal Tax Rate of:           28%      31%      36%    39.6%
--------------------------------------------------------------------------------
  A fully taxable investment must pay:         6.78%    7.07%    7.63%    8.08%
--------------------------------------------------------------------------------

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA Family of Funds.



                                PORTFOLIO RATINGS/MIX

A pie chart is shown here depicting the Portfolio Ratings/Mix as of March 31, 1999 of the USAA New York Bond Fund to be:

AA - 36%; AAA - 35%; A - 17%; BBB - 10%; and Cash Equivalents - 2%.

This chart reflects the highest rating of either Moody's Investors Service, Standard & Poor's Rating Group, or Fitch Investors Service. Unrated securities that have been determined by USAA IMCO to be of equivalent investment quality to category AAA account for 2.1% of the Fund's investments.


Note: Income may be subject to federal, state or local taxes, or the alternative minimum tax.

See page 16 for a complete listing of the Portfolio of Investments.










Investment Review

USAA NEW YORK MONEY MARKET FUND

OBJECTIVE: Provide New York investors with a high level of current interest income that is exempt from federal income taxes and New York state and New York City personal income taxes and a further objective of preserving capital and maintaining liquidity.

TYPES OF INVESTMENTS: High quality New York tax-exempt securities with maturities of 397 days or less. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and will endeavor to maintain a constant net asset value per share of $1.00.*

* An investment in a money market fund is not insured or guaranteed by the FDIC or any government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


--------------------------------------------------------------------------------
                                                   3/31/98           3/31/99
================================================================================
  Net Assets                                   $62.2 Million      $68.8 Million
  Net Asset Value Per Share                        $1.00                $1.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AND 7-DAY YIELD AS OF 3/31/99
================================================================================
                                    Since Inception          7-Day
      1 Year          5 Years         on 10/15/90            Yield
       2.90%           3.13%             3.07%               2.60%
--------------------------------------------------------------------------------
Total return equals income return and assumes reinvestment of all dividends and any capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Past performance is no guarantee of future results. Yields and returns fluctuate. The 7-day yield quotation more closely reflects current earnings of the Fund than the total return quotation.



                             7-Day Yield Comparison

A chart in the form of a line graph appears here illustrating the comparison of the 7-day Yield of the USAA New York Money Market Fund and the IBC Financial Data, Inc. State Specific SB (Stock Broker) and GP (General Purpose) (Tax-Free):
New York Money Funds.

                         USAA New York
                       Money Market Fund               IBC Financial Data, Inc.
                       -----------------               ------------------------
03/31/98                     3.19%                              2.92%
04/28/98                     3.68%                              3.34%
05/26/98                     3.35%                              3.09%
06/30/98                     3.11%                              2.95%
07/28/98                     3.08%                              2.92%
08/25/98                     2.74%                              2.64%
09/29/98                     3.40%                              3.11%
10/27/98                     2.69%                              2.56%
11/24/98                     2.85%                              2.64%
12/29/98                     3.08%                              2.86%
01/26/99                     2.51%                              2.30%
02/22/99                     2.38%                              2.15%
03/29/99                     2.60%*                             2.37%*


Data represent the last Monday of each month.
*Ending date 3/29/99

The graph tracks the Fund's 7-day yield against IBC Financial Data, Inc. State Specific SB (Stock Broker) & GP (General Purpose) (Tax-Free): New York Money Funds, an average of money market fund yields.










Message from the Manager


[PHOTOGRAPH OF PORTFOLIO MANAGER: JOHN C. BONNELL, CFA, APPEARS HERE]


THE MARKET

It is interesting to hear what economists are saying about the direction of interest rates. Over the last year, we heard predictions of lower interest rates, predictions of higher interest rates, and you guessed it, predictions of stable rates! At the time of this writing, some are calling for lower rates suggesting our economy is on the verge of a slowdown due to depressed economies abroad. Others are calling for higher rates because the domestic economy still appears strong, which is likely to lead to inflation if held unchecked. Valid arguments can be made for lower, constant, and higher interest rates. This is why we continue to focus more on ascertainable concepts such as supply and demand, and seasonal effects.

The supply of traditional money market fund eligible securities has not kept up with the asset growth in tax-exempt money market funds -- which drives demand. This has led to the creation of structured municipal variable rate securities out of long-term fixed rate municipal bonds. The end result is a security with an effective maturity within money market fund guidelines. While we currently do not own this type of synthetic municipal security, we do closely analyze them and may participate in this market some time in the future.

Beginning in the late summer of 1998, negative global economic events induced a flight to quality into U.S. Treasury securities which were seen as a safe haven from market uncertainty. In addition, the Federal Reserve lowered the Federal Funds rate -- the rate banks charge one another for overnight loans -- three times between September and November 1998 bringing the target rate down 0.75% to 4.75%. One-year municipal note yields, as measured by the Bond Buyer's One-Year
Note Index,(1) dropped from the 3.6% range in early August, to the 2.9% range in early November. However, during March 1999, municipal note yields inched back up above 3.0%.



(1) The Bond Buyer One-Year Note Index is representative of yields on 10 large one-year tax-exempt notes.



STRATEGY

As always, we focus on buying the best relative value in the market at any given time. The Fund's average maturity looks relatively short at this time because of the amount of variable rate securities(2) compared to fixed rate securities in the Fund. The variable rate securities recently offered a better relative value in terms of risk/return versus fixed-rate securities. We may be able to extend the Fund's maturity in the coming months, both to protect against lower rates and to help stabilize the interest rate fluctuations of the variable rate securities. We continue to utilize our internal credit research staff to analyze each security on a case by case basis and we remain very selective when investing fund assets.


(2) Variable rate demand notes represent borrowings that are payable on demand and that bear interest reflective of a money market rate.


PERFORMANCE

While past performance is no guarantee of future results, for the 12 months ending March 31, 1999, your Fund ranked 9 out of 43 New York Money Market Funds according to IBC Financial Data, Inc. with a yield of 2.90%. The average for the category over the same period was 2.73%.

NEW YORK

The state of New York derives strength from a diverse and substantial economic base. At approximately 120% of the U.S. average, the state's per capita income indicates a high degree of wealth. Economic growth continues to lag the nation as a whole, but this gap narrowed in 1998. An important factor driving the state's economic gains has been a profitable Wall Street. Economic performance in upstate New York has generally trailed the downstate region. As of February 1999, the state's overall unemployment rate improved to 5.3% (seasonally adjusted), down from 6.0% in February 1998. Nevertheless, New York's unemployment rate remains well above the 4.4% national level.

Financial performance for the state continues to be sound with a substantial operating surplus projected for the fiscal year ending March 31, 1999. Even though the state once again failed to enact a timely budget for the fiscal year beginning April 1, this should not have an impact on debt service payments. The state has appropriated funds necessary to honor debt service requirements even though the operating budget is not complete. The Governor's proposed budget, which is now under consideration by the Legislature, contains modest expenditure growth, and limits on future borrowing. Implementing the borrowing limitations would certainly be a positive credit event, given the large amount of outstanding state debt. The state continues to carry bond ratings of A2, A, and A+ from Moody's, Standard & Poor's, and Fitch IBCA, respectively.





                      Cumulative Performance of $10,000

A chart in the form of a line graph appears here illustrating the cumulative performance of a $10,000 investment of the USAA New York Money Market Fund. The data is from 10/15/90 to 3/31/99. The data points from the graph are as follows:

USAA  New York Money Market Fund
 Year                  Amount
 ----                  ------
10/15/90              $10,000
03/31/91              $10,223
09/30/91              $10,428
03/31/92              $10,603
09/30/92              $10,753
03/31/93              $10,869
09/30/93              $10,979
03/31/94              $11,086
09/30/94              $11,214
03/31/95              $11,392
09/30/95              $11,597
03/31/96              $11,797
09/30/96              $11,985
03/31/97              $12,170
09/30/97              $12,371
03/31/98              $12,570
09/30/98              $12,766
03/31/99              $12,935

Data since inception on 10/15/90 through 3/31/99

Past performance is no guarantee of future results and the value of your investment will vary according to the fund's performance. Income may be subject to federal, state or local taxes, or to the alternative minimum tax. For the 7-day yield information, please refer to the Fund's Investment Review page.

See page 19 for a complete listing of the Portfolio of Investments.







Independent Auditors' Report


KPMG

The Shareholders and Board of Directors

USAA TAX EXEMPT FUND, INC.:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of the USAA New York Bond and USAA New York Money Market Funds, funds of the USAA Tax Exempt Fund, Inc., as of March 31, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights, presented in note 9 to the financial statements, for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA New York Bond and USAA New York Money Market Funds as of March 31, 1999, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.


                                                      KPMG LLP


San Antonio, Texas
May 7, 1999







CATEGORIES & DEFINITIONS
PORTFOLIOS OF INVESTMENTS

March 31, 1999



Fixed Rate Instruments - consist of municipal bonds, notes, and commercial paper. The interest rate is constant to maturity. Prior to maturity, the market price of a fixed-rate instrument generally varies inversely to the movement of interest rates.

Put Bonds - provide the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity of the security.

Variable Rate Demand Notes (VRDN) - provide the right, on any business day, to sell the security at face value on either that day or in seven days. The interest rate is generally adjusted at a stipulated daily, weekly, or monthly interval to a rate that reflects current market conditions. In money market funds, the effective maturity of these instruments is deemed to be less than 397 days in accordance with detailed regulatory requirements. In bond funds, the effective maturity is the next put date.

Credit Enhancements - add the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal when due. The enhancement may be provided by either a high quality bank, insurance company, or other corporation, or a collateral trust.

The USAA New York Money Market Fund's investments consist of securities meeting the requirements to qualify as "eligible securities" under the Securities and Exchange Commission (SEC) rules applicable to money market funds. The Manager attempts to minimize credit risk in the USAA New York Money Market Fund through rigorous internal credit research and by investing in securities rated in one of the two highest categories for short-term securities, or, if not rated, of comparable quality, at the time of purchase.

(PRE)   Prerefunded to a date prior to maturity.
(LOC)   Enhanced by a bank letter of credit.
(INS)   Scheduled principal and interest payments are insured by:
        (1) MBIA, Inc.                         (4) Financial Security Assurance
        (2) AMBAC Financial Group, Inc.            Holdings Ltd.
        (3) Financial Guaranty Insurance Co.   (5) Asset Guaranty Insurance Co.



PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

BAN    Bond Anticipation Note              MFH    Multi-Family Housing
COP    Certificate of Participation        PCRB   Pollution Control Revenue Bond
CP     Commercial Paper                    RB     Revenue Bond
GO     General Obligation                  TAN    Tax Anticipation Note
IDA    Industrial Development
           Authority/Agency








USAA NEW YORK BOND FUND
PORTFOLIO OF INVESTMENTS
(IN THOUSANDS)

March 31, 1999






  Principal                                                  Coupon        Final        Market
   Amount               Security                              Rate       Maturity       Value
----------------------------------------------------------------------------------------------
                       FIXED RATE INSTRUMENTS (98.5%)
            New York
$   3,150   Buffalo Municipal Water Finance Auth. RB,
             Series 1998A (INS) (3)                           5.00%     7/01/2028     $  3,090
            Dormitory Auth. RB,
    1,750    Series 1990A (Devereux Foundation)(PRE)          7.40      7/01/2015        1,871
    2,000    Series 1992 (Manhattan College) (INS) (5)        6.50      7/01/2019        2,168
    2,000    Series 1994 (Gurwin Geriatric Center)            7.35      8/01/2029        2,287
    2,500    Series 1994B (State Univ. System) (PRE)          6.25      5/15/2020        2,817
    1,785    Series 1996-2 (City Univ. System) (PRE)          6.00      7/01/2026        2,011
      765    Series 1996-2 (City Univ. System)                6.00      7/01/2026          833
    2,800    Series 1997 (Lutheran Center) (LOC)              6.05      7/01/2026        2,997
    2,100    Series 1999 (Culinary Institute of
             America) (INS) (1)                               5.00      7/01/2022        2,070
    4,500    Series 1999A (Upstate Community
             Colleges) (b)                                    5.00      7/01/2028        4,323
    2,500   Energy Research and Development Auth.
             PCRB, Series 1998A (INS) (2)                     5.15     11/01/2025        2,516
    1,650   Environmental Facilities Corp. PCRB,
             Series 1990B                                     7.50      3/15/2011        1,688
    1,930   Groton Community Health Care Facilities RB,
             Series 1994A                                     7.45      7/15/2021        2,223
            Housing Finance Agency MFH RB,
    1,865    Series 1992E (Secured Mortgage Program)          6.75      8/15/2025        1,998
    2,440    Series 1996A (Housing Project) (INS) (4)         6.13     11/01/2020        2,635
    4,500   Long Island Power Auth. RB, Series 1998A          5.25     12/01/2026        4,502
            Medical Care Facilities Finance Agency RB,
    2,500    Series 1994A (Community General
             Hospital of Sullivan County)                     6.25      2/15/2024        2,634
    1,915    Series 1994A (Hospital and Nursing
             Home Facilities)                                 6.50      2/15/2034        2,081
    2,000    Series 1994A (New York Hospital) (PRE)           6.90      8/15/2034        2,333
    1,965    Series 1994E (Mental Health Services) (PRE)      6.50      8/15/2024        2,231
    2,500    Series 1995A (Brookdale Hospital) (PRE)          6.85      2/15/2017        2,910
    2,395    Series 1995A (Health Center Projects)            6.38     11/15/2019        2,661
    3,250   Monroe County IDA RB, Series 1998                 5.20     12/20/2039        3,188
    6,250   Mortgage Agency RB, Series EE-3 (c)               7.75      4/01/2016        6,516
            New York City GO,
    3,000    Series 1995B (PRE)                               7.25      8/15/2019        3,506
       55    Series 1997I (PRE)                               6.25      4/15/2017           63
    2,945    Series 1997I                                     6.25      4/15/2017        3,248
    2,500   New York City IDA RB, Series 1997                 5.80      8/01/2016        2,639
   20,090   New York City Municipal Water Finance
             Auth. RB, Series 1998D (a)                       5.11      6/15/2020        6,750
    3,300   Niagara Falls City School District COP,
             Series 1998                                      5.38      6/15/2028        3,300
    3,040   Orange County GO, Series 1997A                    5.13      9/01/2022        3,055
----------------------------------------------------------------------------------------------
            Total fixed rate instruments (cost: $81,869)                                87,144
----------------------------------------------------------------------------------------------


                        VARIABLE RATE DEMAND NOTE (2.3%)

            New York
    2,060   St. Lawrence County IDA PCRB,
             Series 1985 (LOC) (cost: $2,060)                 3.30     12/01/2007        2,060
----------------------------------------------------------------------------------------------
            Total investments (cost: $83,929)                                         $ 89,204
==============================================================================================



                       PORTFOLIO SUMMARY BY CONCENTRATION
                       ----------------------------------

            Escrowed Bonds                                      20.1%
            Water/Sewer Utilities - Municipal                   13.0
            Nursing/Continuing Care Centers                     12.1
            Appropriated Debt                                    8.6
            Single-Family Housing                                7.4
            General Obligations                                  7.1
            Education                                            5.7
            Hospitals                                            5.3
            Multi-Family Housing                                 5.2
            Electric/Gas Utilities - Municipal                   5.1
            Healthcare - Miscellaneous                           3.0
            Community Service                                    3.0
            Electric Utilities                                   2.9
            Aluminum                                             2.3
                                                               -----
            Total                                              100.8%
                                                               =====







USAA NEW YORK MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS
(IN THOUSANDS)

March 31, 1999







  Principal                                               Coupon     Final
   Amount            Security                              Rate    Maturity       Value
-----------------------------------------------------------------------------------------
                       VARIABLE RATE DEMAND NOTES (70.7%)
            New York (68.5%)
            Dormitory Auth. RB,
$   5,390    Series 1993 (LOC)                             3.10%   7/01/2023     $  5,390
    2,000    Series 1994A (LOC)                            2.90    7/01/2024        2,000
    1,700    Series 1995 (LOC)                             2.90    7/01/2025        1,700
    3,275   Dutchess County IDA RB,
             Series 1997 (LOC)                             3.10    9/01/2017        3,275
    2,450   Erie County IDA RB, Series 1998B (LOC)         2.90    2/01/2005        2,450
    3,100   Long Island Power Auth. RB,
             Series 2 (LOC)                                2.80    5/01/2033        3,100
    1,100   Monroe County IDA RB, Series 1995D (LOC)       2.85    6/15/2016        1,100
    3,300   Municipal Assistance Corp.,
             Series K (LOC)                                3.15    7/01/2008        3,300
    1,000   Nassau County IDA RB, Series 1984 (LOC)        3.00   12/01/1999        1,000
    1,000   New York City GO, Series 1994A-4 (LOC)         3.10    8/01/2021        1,000
    5,590   New York City Health and Hospital Corp. GO,
             Series 1997A (LOC)                            2.80    2/15/2026        5,590
      500   New York City Housing Development Corp.
             Special Obligation RB,
             Series 1989-A (LOC)                           2.95    1/01/2016          500
    2,000   New York City IDA Civic Facility RB,
             Series 1998 (LOC)                             3.15   12/01/2013        2,000
    5,700   Ramapo Housing Auth. RB,
             Series 1998 (LOC)                             3.29   12/01/2029        5,700
    2,750   Rockland County IDA RB,
             Series 1999 (LOC)                             3.29    2/01/2029        2,750
    2,500   St. Lawrence County IDA RB, Series 1999A       3.01    1/01/2022        2,500
    1,650   St. Lawrence County IDA PCRB,
             Series 1985 (LOC)                             3.30   12/01/2007        1,650
      850   Suffolk County IDA RB, Series 1992 (LOC)       3.00   12/01/2012          850
    1,300   Westchester County IDA RB,
             Series 1998 (LOC)                             3.15   10/01/2028        1,300
            Puerto Rico (2.2%)
    1,530   Industrial, Tourist, Educational,
             Medical and Environmental Control
             Facilities Financing Auth. RB,
             Series 1995A (LOC)                            2.80    1/01/2015        1,530
-----------------------------------------------------------------------------------------
            Total variable rate demand notes (cost: $48,685)                       48,685
-----------------------------------------------------------------------------------------

                                   PUT BONDS (4.5%)
            New York
            Hudson IDA RB,
      385    Series 1985 (Emsig Project) (LOC)             3.75   12/15/2000          385
      120    Series 1985 (Rual Project) (LOC)              3.75   12/15/2000          120
    2,600   Long Island Power Auth. RB,
             Series 3 (LOC)                                2.75    5/01/2033        2,600
-----------------------------------------------------------------------------------------
            Total put bonds (cost: $3,105)                                          3,105
-----------------------------------------------------------------------------------------

                         FIXED RATE INSTRUMENTS (28.2%)
            New York
      285   Adirondack Central School District GO,
             Series 1998 (INS) (4)                        4.65    6/15/1999          285
      300   Babylon Waste Facilities GO,
             Series 1993 (INS) (3)                        3.90    8/01/1999          301
      300   Canton Central School District GO,
             Series 1998 (INS) (4)                        4.63    6/15/1999          300
      350   Chemung County GO Public Improvement
             Bonds, Series 1998 (INS) (3)                 4.50    6/15/1999          350
      215   Chili GO Public Improvement Bonds,
             Series 1998 (INS) (3)                        4.00   12/15/1999          216
      575   Cobleskill-Richmondville Central School
             District GO, Series 1998 (INS) (3)           4.25    6/15/1999          576
      350   Columbia County GO Public Improvement
             Bonds, Series 1998 (INS) (2)                 4.50    8/01/1999          351
      275   Connetquot Central School District of
             Islip GO TAN, Series 1998 (INS) (3)          4.20    6/15/1999          275
      226   Croton-on-Hudson GO, Series1998A (INS) (4)    3.75    9/01/1999          226
      985   Dormitory Auth RB, Series 1998 (INS) (1)      4.00    8/01/1999          988
      300   Dover Union Free School District GO,
             Series 1998B (INS) (4)                       6.50    9/01/1999          303
      355   East Meadow Union Free School District GO,
             Series 1998 (INS) (3)                        4.50    6/15/1999          355
      282   Freeport Village New York GO,
             Series 1998A (INS) (1)                       6.25    5/01/1999          283
      230   Indian River Central School District GO,
             Series 1999 (INS) (2)                        4.13    1/15/2000          232
      655   Johnstown School District GO,
             Series 1998 (INS) (4)                        4.10    6/15/1999          656
      355   Kenmore Village GO, Series 1998 (INS) (4)     4.38    8/01/1999          356
      504   Liverpool Central School District GO,
             Series 1998 (INS) (3)                        6.75    7/15/1999          508
      535   Livonia Central School District GO,
             Series 1999 (INS) (3)                        3.85    6/15/1999          536
      249   Malone Central School District GO,
             Series 1998 (INS) (3)                        4.85    6/15/1999          250
      225   Medford Fire District GO,
             Series 1998 (INS) (1)                        4.25   12/15/1999          227
      227   Mount Vernon GO, Series 1998 (INS) (4)        4.00   12/01/1999          228
    3,600   Municipal Water Finance Auth. CP,
             Series 1 (LOC)                               2.65    4/01/1999        3,600
      214   New Rochelle GO Public Improvement
             Bonds, Series 1998B (INS) (1)                4.80    7/15/1999          215
    2,500   North Babylon Union Free School
             District GO TAN, Series 1998                 4.00    6/29/1999        2,502
      300   North Warren Central School District GO,
             Series 1999 (INS) (3)                        4.13    6/15/1999          301
    2,000   Oneida County GO BAN, Series 1998             4.00    4/23/1999        2,000
            Orchard Park Central School District GO,
      200    Series 1992 (INS) (3)                        5.90    6/15/1999          201
      278    Series 1998 (INS) (4)                        4.60    6/01/1999          278
      265   Palmyra-Macedon Central School District GO,
             Series 1998 (INS) (4)                        4.40    6/15/1999          265
      450   Perry New York Central School District GO,
             Series 1999 (INS) (1)                        4.30    6/15/1999          451
      390   Queensbury Union Free School District GO,
             Series 1998 (INS) (4)                        4.80    6/15/1999          391
      236   Rockville Centre GO Public Improvement
             Bonds, Series 1998 (INS) (3)                 4.20    9/01/1999          237
      355   Southold Union Free School District GO,
             Series 1998 (INS) (3)                        4.75    6/01/1999          355
      201   Spring Valley GO, Series 1998 (INS) (2)       3.90   12/15/1999          202
      250   Thruway Authority Highway and Bridge
             Trust Fund RB, Series 1995B (INS) (1)        5.00    4/01/1999          250
      145   Washington County GO, Series 1998 (INS) (2)   4.75    4/15/1999          145
      175   Westfield GO, Series 1998 (INS) (4)           4.25   11/15/1999          176
----------------------------------------------------------------------------------------
            Total fixed rate instruments (cost: $19,371)                          19,371
----------------------------------------------------------------------------------------
            Total investments (cost: $71,161)                                   $ 71,161
========================================================================================






                       PORTFOLIO SUMMARY BY CONCENTRATION
                       ----------------------------------

            General Obligations                                 22.6%
            Nursing/Continuing Care Centers                     21.2
            Hospitals                                           12.5
            Electric/Gas Utilities - Municipal                   8.3
            Community Service                                    7.9
            Publishing                                           7.8
            Aluminum                                             6.0
            Water/Sewer Utilities - Municipal                    5.2
            Sales Tax                                            4.8
            Buildings                                            3.1
            Education                                            2.2
            Manufacturing - Diversified Industries                .7
            Multi-Family Housing                                  .7
            Toll Roads                                            .4
                                                               -----
            Total                                              103.4%
                                                               =====







NOTES TO PORTFOLIOS OF INVESTMENTS

March 31, 1999



GENERAL NOTES
Values of securities  are  determined by procedures  and practices  discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.


SPECIFIC NOTES
(a) Zero Coupon security. Rate represents the effective yield at date of purchase.

(b) At March 31, 1999, the cost of securities purchased on a delayed delivery basis for the USAA New York Bond Fund was $4.4 million.

(c) At March 31, 1999, this security was segregated to cover delayed delivery purchases.


See accompanying notes to financial statements.









STATEMENTS OF ASSETS AND LIABILITIES
(IN THOUSANDS)

March 31, 1999








                                                                                     USAA
                                                                     USAA          NEW YORK
                                                                   NEW YORK      MONEY MARKET
                                                                   BOND FUND         FUND
                                                                  --------------------------
ASSETS
   Investments in securities, at market value
      (identified cost of $83,929 and $71,161, respectively)      $  89,204     $   71,161
   Cash                                                                   4            162
   Receivables:
      Capital shares sold                                                 3             25
      Interest                                                        1,194            506
      Securities sold                                                 2,604           -
                                                                   -----------------------
         Total assets                                                93,009         71,854
                                                                   -----------------------


LIABILITIES
   Securities purchased                                               4,355          2,498
   Capital shares redeemed                                                4            469
   USAA Investment Management Company                                    44             23
   USAA Transfer Agency Company                                           3              3
   Accounts payable and accrued expenses                                 24             20
   Dividends on capital shares                                           99              7
                                                                   -----------------------
         Total liabilities                                            4,529          3,020
                                                                   -----------------------
            Net assets applicable to capital shares outstanding    $ 88,480     $   68,834
                                                                   =======================

REPRESENTED BY:
   Paid-in capital                                                 $ 85,856     $   68,834
   Accumulated net realized loss on investments                      (2,651)          -
   Net unrealized appreciation of investments                         5,275           -
                                                                   -----------------------
            Net assets applicable to capital shares outstanding    $ 88,480     $   68,834
                                                                   =======================
   Capital shares outstanding                                         7,586         68,834
                                                                   =======================
   Authorized shares of $.01 par value                              100,000      1,060,000
                                                                   =======================
   Net asset value, redemption price, and
     offering price per share                                      $  11.66     $     1.00
                                                                   =======================



See accompanying notes to financial statements.






STATEMENTS OF OPERATIONS
(IN THOUSANDS)

Year ended March 31, 1999






                                                                USAA            USAA
                                                              New York        New York
                                                              Bond Fund          Fund
                                                              -------------------------

Net investment income:
   Interest income                                             $  4,489        $ 2,110
                                                               -----------------------
   Expenses:
      Management fees                                               318            255
      Transfer agent's fees                                          51             39
      Custodian's fees                                               41             39
      Postage                                                         4              4
      Shareholder reporting fees                                      3              4
      Directors' fees                                                 4              4
      Registration fees                                               6              3
      Professional fees                                              20             25
      Other                                                           3              3
                                                               -----------------------
         Total expenses before reimbursement                        450            376
      Expenses reimbursed                                           (59)           (62)
                                                               -----------------------
         Total expenses after reimbursement                         391            314
                                                               -----------------------
            Net investment income                                 4,098          1,796
                                                               -----------------------
Net realized and unrealized gain on investments:
      Net realized gain                                             125            -
      Change in net unrealized appreciation/depreciation             21            -
                                                               -----------------------
            Net realized and unrealized gain                        146            -
                                                               -----------------------
Increase in net assets resulting from operations               $  4,244        $ 1,796
                                                               =======================


See accompanying notes to financial statements.












STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended March 31,





                                                          USAA                 USAA
                                                        New York             New York
                                                       Bond Fund         Money Market Fund
                                                -------------------------------------------
                                                   1999       1998       1999      1998
                                                -------------------------------------------
From operations:
   Net investment income                        $  4,098   $  3,516   $  1,796   $  1,679
   Net realized gain on investments                  125        409        -         -
   Change in net unrealized appreciation/
      depreciation of investments                     21      3,325        -         -
                                                -------------------------------------------
      Increase in net assets resulting from
         operations                                4,244      7,250      1,796      1,679
                                                -------------------------------------------
Distributions to shareholders from:
   Net investment income                          (4,098)    (3,516)    (1,796)    (1,679)
                                                -------------------------------------------
From capital share transactions:
   Proceeds from shares sold                      24,751     15,762     69,814     65,305
   Dividend reinvestments                          3,049      2,624      1,708      1,599
   Cost of shares redeemed                       (10,077)    (9,544)   (64,914)   (54,674)
                                                -------------------------------------------
      Increase in net assets from
         capital share transactions               17,723      8,842      6,608     12,230
                                                -------------------------------------------
Net increase in net assets                        17,869     12,576      6,608     12,230
Net assets:
   Beginning of period                            70,611     58,035     62,226     49,996
                                                -------------------------------------------
   End of period                                $ 88,480   $ 70,611   $ 68,834   $ 62,226
                                                ===========================================
Change in shares outstanding:
   Shares sold                                     2,111      1,383     69,814     65,305
   Shares issued for dividends reinvested            260        230      1,708      1,599
   Shares redeemed                                  (861)      (842)   (64,914)   (54,674)
                                                -------------------------------------------
      Increase in shares outstanding               1,510        771      6,608     12,230
                                                ===========================================


See accompanying notes to financial statements.





NOTES TO FINANCIAL STATEMENTS

March 31, 1999



(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
USAA Tax Exempt Fund, Inc. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of ten separate funds. The information presented in this annual report pertains only to the USAA New York Bond Fund and USAA New York Money Market Fund (the Funds). The Funds have a common objective of providing New York investors with a high level of current interest income that is exempt from federal, New York state, and New York City personal income taxes. The USAA New York Money Market Fund has a further objective of preserving capital and maintaining liquidity.

A. Security valuation - Investments in the USAA New York Bond Fund are valued each business day by a pricing service (the Service) approved by the Company's Board of Directors. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgement, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of municipal securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions. Securities which are not valued by the Service, and all other assets, are valued in good faith at fair value using methods determined by the Manager under the general supervision of the Board of Directors. Securities purchased with maturities of 60 days or less and, pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended, all securities in the USAA New York Money Market Fund, are stated at amortized cost which approximates market value.

B. Federal taxes - Each Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and original issue discounts are amortized over the life of the respective securities. Market discounts are not amortized. Any ordinary income related to market discounts is recognized upon disposition of the securities. The Funds concentrate their investments in New York municipal securities and therefore may be exposed to more credit risk than portfolios with a broader geographical diversification.

D. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINES OF CREDIT
The Funds participate with other USAA funds in three joint short-term revolving loan agreements totaling $850 million, two with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($250 million committed and $500 million uncommitted), and one with NationsBank of Texas, N.A. ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under both agreements with CAPCO, each Fund may borrow from CAPCO an amount up to 5% of its total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with NationsBank, each Fund may borrow from NationsBank, at NationsBank's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreements, does not exceed 15% of its total assets. During the year ended March 31, 1999, the USAA New York Bond Fund had seven borrowings, averaging $275,589 with an average length of one day, and incurred $336 in interest expense. The USAA New York Money Market Fund had no borrowings under any of these agreements during the period.

(3) DISTRIBUTIONS
Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At March 31, 1999, the USAA New York Bond Fund had capital loss carryovers for federal income tax purposes of approximately $2.7 million which, if not offset by subsequent capital gains will expire between 2003-2005. It is unlikely that the Company's Board of Directors will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been utilized or expire.

(4) INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales/maturities of securities for the year ended March 31, 1999 were as follows:


                               USAA New York           USAA New York
                                Bond Fund            Money Market Fund
                                  ($000)                  ($000)
                             ------------------------------------------
Purchases                        $39,981                 $186,231
Sales/maturities                 $21,305                 $176,580

For the USAA New York Bond Fund, cost of purchases and proceeds from sales/maturities excludes short-term securities.

Gross unrealized appreciation and depreciation of investments at March 31, 1999 was as follows:

                             Appreciation     Depreciation         Net
                                ($000)           ($000)          ($000)
                             ------------------------------------------
USAA New York Bond Fund       $ 5,528            $ 253          $ 5,275


(5) TRANSACTIONS WITH MANAGER
A. Management fees - USAA Investment Management Company (the Manager) carries out each Fund's investment policies and manages each Fund's portfolio. Management fees are computed as a percentage of aggregate average net assets
(ANA) of both Funds combined, which on an annual basis is equal to .50% of the first $50 million, .40% of that portion over $50 million but not over $100 million, and .30% of that portion over $100 million. These fees are allocated on a proportional basis to each Fund monthly based upon ANA.

The Manager has voluntarily agreed to limit the annual expenses of each Fund to .50% of its annual average net assets through August 1, 2000.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Funds based on an annual charge of $28.50 per shareholder account plus out-of-pocket expenses.

C. Underwriting  services - The Manager  provides   exclusive  underwriting  and
distribution of the Funds' shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.

(6) TRANSACTIONS WITH AFFILIATES
Certain directors and officers of the Funds are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received any compensation from the Funds.

(7) YEAR 2000 (UNAUDITED)
Like other mutual funds, the Funds could be adversely affected if the computer systems used by the Manager and the Funds' other service providers are not able to perform their intended functions effectively after 1999 because of the inability of computer software to distinguish the year 2000 from the year 1900. The Manager is taking steps to address this potential year 2000 problem with respect to the computer systems that they use and to obtain satisfactory assurances that comparable steps are being taken by the Funds' other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds from this problem.

(8) SHAREHOLDER DIVIDENDS (UNAUDITED)
The Funds completed their fiscal year on March 31, 1999. Federal law (Internal Revenue Code of 1986, as amended, and the regulations thereunder) requires each Fund to notify its shareholders after the close of its taxable year as to what portion of its earnings was exempt from federal taxation and dividends which represent long-term capital gains. The net investment income earned and distributed by each of the Funds was 100% tax exempt for federal, New York state, and New York City income tax purposes. There were no long-term capital gain distributions for the year ended March 31, 1999.









NOTES TO FINANCIAL STATEMENTS (CONTINUED)
USAA NEW YORK BOND FUND

March 31, 1999




(9) FINANCIAL HIGHLIGHTS
Per share operating performance for a share outstanding throughout each period is as follows:

                                           Year Ended March 31,
                           -----------------------------------------------------
                             1999       1998       1997       1996       1995
                           -----------------------------------------------------
Net asset value at
   beginning of period     $  11.62   $  10.94   $  10.95   $  10.77   $  10.83
Net investment income           .61        .63        .64        .63        .62
Net realized and
   unrealized gain (loss)       .04        .68       (.01)       .18       (.06)
Distributions from net
   investment income           (.61)      (.63)      (.64)      (.63)      (.62)
                           ----------------------------------------------------
Net asset value at
   end of period           $  11.66   $  11.62   $  10.94   $  10.95   $  10.77
                           ====================================================
Total return (%)*              5.73      12.24       5.89       7.67       5.42
Net assets at end
   of period (000)         $ 88,480   $ 70,611   $ 58,035   $ 53,987   $ 50,507
Ratio of expenses to
   average net assets (%)       .50        .50        .50        .50        .50
Ratio of expenses to
   average net
   assets excluding
    reimbursements (%)          .58        .61        .66        .69        .71
Ratio of net investment
   income to average
   net assets (%)              5.24       5.54       5.83       5.75       5.83
Portfolio turnover (%)        27.64      49.49      41.42      74.80      74.74


*  Assumes reinvestment of all dividend income distributions during the period.











NOTES TO FINANCIAL STATEMENTS (CONTINUED)
USAA NEW YORK MONEY MARKET FUND

March 31, 1999



(9) FINANCIAL HIGHLIGHTS (CONTINUED)
Per share operating performance for a share outstanding throughout each period is as follows:

                                              Year Ended March 31,
                           -----------------------------------------------------
                            1999       1998       1997       1996       1995
                           -----------------------------------------------------
Net asset value at
   beginning of period     $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
Net investment income           .03        .03        .03        .04        .03
Distributions from net
   investment income           (.03)      (.03)      (.03)      (.04)      (.03)
                           ----------------------------------------------------
Net asset value at
   end of period           $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                           ====================================================
Total return (%)*              2.90       3.29       3.16       3.56       2.76
Net assets at end
   of period (000)         $ 68,834   $ 62,226   $ 49,996   $ 45,554   $ 27,525
Ratio of expenses to
   average net assets (%)       .50        .50        .50        .50        .50
Ratio of expenses to
   average net
   assets excluding
   reimbursements (%)           .60        .63        .69        .78        .85
Ratio of net investment
   income to average
   net assets (%)              2.86       3.23       3.12       3.47       2.74


* Assumes reinvestment of all dividend income distributions during the period.










DIRECTORS
Robert G. Davis, Chairman of the Board
Michael J.C. Roth, President and Vice Chairman of the Board
John W. Saunders, Jr., Vice President
Barbara B. Dreeben
Howard L. Freeman, Jr.
Robert L. Mason
Richard A. Zucker

INVESTMENT ADVISER, UNDERWRITER AND DISTRIBUTOR
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

TRANSFER AGENT
USAA Shareholder Account Services
9800 Fredericksburg Road
San Antonio, Texas 78288

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, Massachusetts 02109

INDEPENDENT AUDITORS
KPMG LLP
112 East Pecan, Suite 2400
San Antonio, Texas 78205

Telephone Assistance Hours
Call toll free - Central Time
Monday - Friday 7:30 a.m. to 8:00 p.m.
Saturdays 8:30 a.m. to 5:00 p.m.

For Additional Information On Mutual Funds
1-800-531-8181, (in San Antonio) 456-7211
For account servicing, exchanges or redemptions
1-800-531-8448, (in San Antonio) 456-7202

Recorded Mutual Fund Price Quotes
24-Hour Service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

Mutual Fund USAA TouchLine(Service Mark)
(from Touchtone phones only)
For account balance, last transaction or fund prices
1-800-531-8777, (in San Antonio) 498-8777